EXHIBIT 32.1

XSPAND PRODUCTS LAB, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Xspand Products Lab, Inc. (the “Company”), each of the undersigned officers of the Company hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 21, 2018	/s/ Christopher B. Ferguson
Christopher B. Ferguson
Chief Executive Officer
(Principal Executive Officer)

Date: May 21, 2018	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer
(Principal Financial Officer)